UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 500 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Volcano Corporation originally filed with the Securities and Exchange Commission on June 17, 2014 (the “Original Filing”). We are filing this Amendment solely to refile Exhibit 2.1 to restore previously redacted terms in Article I, subsections (a) through (c) of the Exhibit.

Except as described above, no other changes have been made to the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of May 27, 2014, by and among Volcano Corporation, Athena Sub, Inc., a wholly-owned subsidiary of Volcano Corporation, AtheroMed, Inc., and Fortis Advisors LLC, solely in its capacity as Securityholders’ Representative

*	Portions of this exhibit have been redacted pursuant to a request for confidential treatment submitted with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation

Date: September 30, 2014	/s/ Darin Lippoldt
Darin Lippoldt
Executive Vice-President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of May 27, 2014, by and among Volcano Corporation, Athena Sub, Inc., a wholly-owned subsidiary of Volcano Corporation, AtheroMed, Inc., and Fortis Advisors LLC, solely in its capacity as Securityholders’ Representative

*	Portions of this exhibit have been redacted pursuant to a request for confidential treatment submitted with the Securities and Exchange Commission.